U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 11, 2008


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada                0-50367                 98-359306
____________________________        _____________________     _________________
(State or other jurisdiction        (Commission file no.)     (IRS employer of
Incorporation)                                                 Identification)


                          1008 Homer Street, Suite 402
                  Vancouver, British Columbia, Canada, V6B 2X1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

NATIONAL RESEARCH COUNCIL COLLABORATION AGREEMENT

During 2004, we entered into collaboration with the Government of Canada's National Research Council ("NRC") to commercialize a patentable process for extracting and cleaning hemp fiber and converting it into a proprietary fiber called "CRAILAR". Management believes that

On May 7, 2004, Crailar Fiber Technologies Inc. ("Crailar"), a wholly owned subsidiary of Naturally Advance Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Corporation") had entered into a three-year collaboration agreement (the "Collaboration Agreement") with National Research Council of Canada ("NRC"), pursuant to which the Corporation developed the CRAILAR patentable enzymatic process for extracting and cleaning hemp fiber and converting it into a proprietary fiber called "CRAILAR".

On approximately December 7, 2007, Crailar and NRC entered into a three-year renewal of the terms and provisions of the Collaboration Agreement concerning the continued scientific research and development of the advanced enzyme technology for the extraction and cleaning of industrial hemp fibre for the textile sector (the "Project"). The Project commenced approximately May 10, 2007 and the Collaboration Agreement expires on May 9, 2010. Pursuant to the terms and provisions of the Collaboration Agreement as renewed: (i) NRC shall provide to the Project certain expertise and know-how for the process and engineering of enzymes beneficial to the textile industry; (ii) NRC shall contribute to the Project work valued at approximately $2,300,000 Canadian Dollars; (iii) Crailar shall contribute research and development to the Project valued at approximately $893,033 Canadian Dollars; and (iv) Crailar shall pay to NRC an aggregate of $366,000 over the three-year term in accordance with a schedule. As of the date of this Current Report, Crailar has paid to NRC approximately $89,100. The next scheduled payment of $29,700 is due February 1, 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NATURALLY ADVANCED TECHNOLOGIES, INC.


January 11, 2008                       By: /s/Ken Barker
                                       _______________________
                                       Chief Executive Officer